EXPERIENCE and SOLUTIONS A Century of Experience and 21st Century Banking Solutions

Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate” or other statements concerning opinions or judgments of American National and its management about future events. The forward-looking statements herein are based on certain assumptions and analyses by American National and are factors it believes are appropriate under the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies or guidelines; significant changes in the economic scenario; significant changes in regulatory requirements; significant changes in securities markets; and changes regarding acquisitions and dispositions. Consequently, all forward-looking statements made herein are qualified by these cautionary statements. American National does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. FORWARD-LOOKING STATEMENTS 2

1. Introduction to American National Bankshares Inc. 2. Recent quarter performance and accomplishments 3. Financial performance 4. Capital management 5. Why invest in American National? AGENDA 3

INTRODUCTION TO AMERICAN NATIONAL 4

AMERICAN NATIONAL 5 • $1.5 billion in assets • Loans: $982.9 million • Deposits: $1.234 billion • Additional $766.6 million in Trust & Investment assets • Stock symbol “AMNB” • NASDAQ Global Select • Russell 3000 Index • Market cap: $207 million • Based in Danville, VA; 25 offices in VA and NC NOTE: Loans, deposits, Trust & Investment assets , and market cap as of 6/30/15

WE ARE… 6 • Conservative – Stringent underwriting – Strong capital • Consistent – 106 years of tradition – Deep management team – Strong, experienced board of directors – Ability to execute • Shareholder focused – Exceptional dividend – Prudent growth – Good stewards of capital

• Fortress-like balance sheet – Exceptional asset quality – Low-risk investment portfolio – High liquidity – Capital strength • Disciplined growth – Organic – External • Strong earnings stream • Imagination OUR PRIORITIES 7

SEASONED MANAGEMENT 8 EXECUTIVES NAME POSITION AGE YEARS OF EXPERIENCE YEARS W/AMNB Jeffrey V. Haley President & CEO 55 18 18 William W. Traynham Chief Financial Officer 59 26 6 Dabney T.P. Gilliam Jr. Chief Administrative Officer 60 31 15 R. Helm Dobbins Chief Credit Officer 64 40 12 H. Gregg Strader Chief Banking Officer 57 34 2 AVERAGE: 59 30 11

DIVERSE REVENUE STREAM Noninterest Income • Trust & Investment Services • Brokerage • Secondary Mortgage • Title Insurance • Bankers Insurance Trust and Investment Services • Organized in 1927 • Offices in Danville, Martinsville, Lynchburg • Assets: $767 million • Customers: individuals, businesses, foundations and non-profits • Serve clients locally and abroad • Priorities: – Trust administration – Investment management – Estate settlement – Retail brokerage • Excellent equity performance Trust Assets ($ in millions) 2011 2012 2013 2014 2015Q1 $531 $541 $628 $661 $748 9

SUPERIOR ASSET QUALITY Net Charge-offs / Avg. Loans (%) NPAs / Loans + OREO (%) Source: SNL Financial Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion Note: NPAs include nonaccrual loans, accruing TDRs and OREO AMNB Peers • Exceptional performance through cycle • Decreased NPA levels 0.24% 0.16% 0.07% (0.02%) 0.07% 0.08% 1.55% 1.31% 0.61% 0.34% 0.20% 0.14% (0.50%) 0.00% 0.50% 1.00% 1.50% 2.00% 2010 2011 2012 2013 2014 MRQ 1.20% 2.26% 1.61% 1.17% 0.86% 0.94% 5.07% 4.89% 3.05% 2.91% 2.32% 2.40% 0.00% 1.50% 3.00% 4.50% 6.00% 2010 2011 2012 2013 2014 MRQ 10

LOAN PORTFOLIO • Granular portfolio • Highly diversified • Top 10 relationships combine for $98 million or 10% of total loans – Largest total relationship of $13.5 million March 31, 2015 – $968 million Source: SNL Financial and Company filings March 31, 2015 – CRE Office Building 17% Retail 14% Industrial Property 12% Apartment Building 11% Hotel 8% Warehouse 7% Church 7% Medical Building 4% Strip Mall 4% Restaurant 4% Shopping Center 3% Recreation Facility 2% Other 2% Educational 2% Home for Aged Person - Nursing Home 1% Farmland 1% Convenience Store 1% Dormitory 0% • Average commercial credit size of $250,428 • The sweet spot: $500,000 - $1 million Commercial R.E. 45% Construction 7% Consumer & Other 11% Co mercial & Industrial 15% Residential R.E. 22% 11

16.4% 16.9% 21.1% 21.7% 23.7% 23.3% 14.1% 17.9% 14.9% 15.9% 18.0% 18.5% 19.1% 24.2% 24.1% 25.6% 24.6% 25.2% 24.5% 15.9% 15.6% 14.1% 13.0% 13.2% 25.8% 25.1% 24.3% 22.8% 20.9% 19.9% 0% 25% 50% 75% 100% 2010 2011 2012 2013 2014 MRQ Demand Deposits NOW & Other Trans Accts MMDA & Savings Retail Certificates of Deposit Jumbo Certificates of Deposit 1.07% 0.83% 0.65% 0.52% 0.44% 0.39% 1.36% 1.00% 0.72% 0.51% 0.40% 0.37% 0.00% 0.50% 1.00% 1.50% 2.00% 2010 2011 2012 2013 2014 MRQ DEPOSIT PORTFOLIO Deposit Migration History Cost of Deposits Source: SNL Financial and Company filings Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion • Legacy markets provide a stable source of low-cost core deposits AMNB Peers 12

SECURITIES PORTFOLIO Source: SNL Financial and Company filings • Minimal credit risk; minimal duration risk • High quality – $352.2 million AFS securities portfolio – All above investment grade – Municipal portfolio with very high credit quality and wide geographic dispersion – No investments are classified • Strong source of liquidity Portfolio Highlights 3/31/2015 Securities Portfolio Federal agencies and GSEs 22.4% Mortgage- backed and CMOs 18.4% State and municipal 56.3% Corporate 2.5% Equity 0.4% 13

Q2 PERFORMANCE & RECENT ACCOMPLISHMENTS 14

Q2 2015 HIGHLIGHTS 15 • Diluted EPS: $0.33 (YTD $0.73) • NPAs to Total Assets: 0.39% vs. 0.50% in Q1 2015 • Annualized net charge-offs: 0.06% • Dividend: $0.23 paid in Q2 – Paid $0.92 full year for 2014

# Significant Recent Accomplishments

- Closed the acquisition of MainStreet BankShares (Franklin Community Bank), bringing the company to ~$1.5 billion in assets
- Integrated our new Franklin Community Bank offices into our organization and culture
- Completed system conversion within our new Franklin Community Bank offices
- Achieved organic loan growth of ~$62 million over last three quarters (7.6% growth or 10% annualized)

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FINANCIAL PERFORMANCE AND PEER COMPARISON 17

TOTAL RETURN AMNB Return Relative to the NASDAQ Bank Index and Peers Source: Factset Research Systems; Market data as of 6/2/2015 Note: AMNB total return assumes reinvestment of dividends Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion AMNB NASDAQ Bank Peer Median 111.9% 59.9% 1.3% 29.2% 3.6% 0.8% 43.5% 2.4% 0.4% (30.0%) 0.0% 30.0% 60.0% 90.0% 120.0% 150.0% Since 2002 Since 2008 Since MREE Acquisition 18

3 Year CAGR (%) 5 Year CAGR (%) Source: SNL Financial (1) Includes major exchange traded banks nationwide with total assets between $1 billion and $3 billion, excluding merger targets and MHCs (2) Includes all major exchange traded banks nationwide, excluding merger targets and MHCs 5.1% 6.5% 5.8% 0.0% 4.0% 8.0% 12.0% 16.0% AMNB Nationwide Peers - $1bn to $3bn in Assets Nationwide Banks (1) (2) 13.4% 5.0% 5.0% 0.0% 4.0% 8.0% 12.0% 16.0% AMNB Nationwide Peers - $1b to $3bn in Assets Nationwide Banks (1) (2) 10 Year CAGR (%) 9.4% 7.3% 6.8% 0.0% 4.0% 8.0% 12.0% 16.0% AMNB Nationwide Peers - $1bn to $3bn in Assets Nationwide Banks (1) (2) OPPORTUNISTIC ASSET GROWTH 19

Price / TBV (x) Price / LTM EPS (x) Source: SNL Financial; Market data as of 7/13/2015 (1) Includes major exchange traded banks nationwide with total assets between $1 billion and $3 billion, excluding merger targets and MHCs (2) Includes all major exchange traded banks nationwide, excluding merger targets and MHCs 1.39x 1.34x 1.39x 1.25x 1.30x 1.35x 1.40x 1.45x AMNB Nationwide Peers - $1bn to $3bn in Assets Nationwide Banks (1) (2) 15.0x 15.9x 16.3x 10.0x 12.0x 14.0x 16.0x 18.0x AMNB Nationwide Peers - $1bn to $3bn in Assets Nationwide Banks (1) (2) Price / 2015 Est. EPS (x) Price / 2016 Est. EPS (x) 13.9x 15.4x 15.7x 10.0x 12.0x 14.0x 16.0x 18.0x AMNB Nationwide Peers - $1bn to $3bn in Assets Nationwide Banks (1) (2) 13.2x 13.7x 14.0x 10.0x 12.0x 14.0x 16.0x 18.0x AMNB Nationwide Peers - $1bn to $3bn in Assets Nationwide Banks (1) (2) TRADING MULTIPLES ANALYSIS 20

0.00% 0.40% 0.80% 1.20% 1.60% 2007 2008 2009 2010 2011 2012 2013 2014 MRQ HISTORICAL PEER COMPARISON ROAA (%) Source: SNL Financial Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion AMNB core calculation excludes accretion of fair market value adjustments Efficiency Ratio (%) Net Interest Margin (%) 0.93% 0.82% 35.0% 45.0% 55.0% 65.0% 75.0% 2007 2008 2009 2010 2011 2012 2013 2014 MRQ 3.00% 3.50% 4.00% 4.50% 5.00% 2007 2008 2009 2010 2011 2012 2013 2014 MRQ 59.3% 67.5% 3.73% 3.79% AMNB Peers AMNB Core 0.83% AMNB Core 64.7% AMNB Core 3.42% 21

Core ROAA (%) NIM (%) Efficiency Ratio (%) NPAs/ Loans + OREO (%) NCOs/Avg. Loans (%) TCE/TA (%) Total Capital (%) Div Yield (%) NATIONWIDE MRQ COMPARISON Source: SNL Financial; Market data as of 6/2/2015 Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion Note: Core ROAA excludes extraordinary items, nonrecurring items, and gains / losses on sales of securities (1) AMNB core calculation excludes accretion of fair market value adjustments 75th Percentile 50th Percentile 25th Percentile Nationwide Public Banks and Thrifts AMNB (0.93%) AMNB (3.73%) AMNB (59.3%) AMNB (0.94%) AMNB (10.0%) AMNB (17.1%) AMNB (4.0%) Peers (0.82%) Peers (3.79%) Peers (67.5%) Peers (2.40%) Peers (9.5%) Peers (14.6%) Peers (1.8%) Performance Asset Quality Capital Returns AMNB (0.08%) Peers (0.14%) AMNB Core (0.83%) (1) AMNB Core (3.42%) (1) AMNB Core (64.7%) (1) 22

CAPITAL MANAGEMENT 23

CAPITAL MANAGEMENT 24 • Past: − Historic strong capital levels funded 2 transactions in past 5 years during economic crisis • Future: • Maintain more capital than most to: − Satisfy changing regulatory requirements − Flexibility to support opportunistic M&A transactions − Shareholder expectations • Appropriate balance to fund: − Organic growth − Acceptable deals − Pay strong dividend − Stock repurchase program

DIVIDENDS History of strong dividends Dividend Yield (%) Source: SNL Financial; Market data as of 6/2/2015 Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion *Annualized number 25 0.0% 0.0% 0.0% 0.0% 0.0% 0.7% 0.8% 1.1% 1.2% 1.3% 1.8% 2.0% 2.1% 2.1% 2.8% 3.0% 3.0% 3.2% 3.7% 4.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% YDKN HTBI COB HMPR ESXB EVBS NBBC BNCN WFBI PEBK PSTB FBNC CFNL MBRG ANCX MNRK FCBC CFFI NKSH AMNB

OPPORTUNISTIC ACQUISITION STRATEGY • Fair value accounting changed the game • Capital is necessary to be a player • Focused on growth markets in NC and VA • Characteristics of targets: – $250 million-$750 million size – Practical assimilation – Manageable credit issues – Compatible cultures – EPS accretion – Maintenance of strong capital levels – Identifiable synergies for savings • Our credit culture will be maintained 26

12 13 6 2 0 2 4 6 8 10 12 14 16 < $200mm $200mm - $400mm $400mm - $600mm $600mm - $800mm Nu m ber o f B an ks Assets ($mm) Number of Banks in Target Markets Source: SNL Financial EXPANSION OPPORTUNITIES 27 95.4% 80.8% 104.5% Median Price / Tangible Book Value 107.4%

GROWTH STRATEGY 28 Growth Strategy • Leverage core market position in Danville • 29% deposit market share • Penetrate Lynchburg and Greensboro • Loan production results (1) • 66.0% loan production increase in Lynchburg • 22.0% loan production increase in Greensboro • Loan growth results (1) • 10.0% loan growth in Lynchburg • 23.0% loan growth in Greensboro • Grow into adjacent markets • Charlottesville, VA • Richmond, VA • Blacksburg, VA • Winston-Salem, NC • Durham-Chapel Hill, NC (1) Reflects year-to-date production and growth vs. the same period in 2014

We are a community bank known for… WHY INVEST IN AMERICAN NATIONAL? 29 Strong earnings Attractive dividend Consistently outperforming peers Opportunistic, disciplined growth Balance sheet positioned for rising rate environment Capital to support growth Strong board and management

30 QUESTIONS?